Exhibit 99.1

For Immediate Release

Contact: Marc Cannon

(954) 769-3146

cannonm@autonation.com

Investor contact: Cheryl Scully

(954) 769-7734

scullyc@autonation.com

Kate Keyser

(954) 769-7342

keyserk1@autonation.com

AutoNation Reports 2010 Third Quarter Results

•	13% growth in total third quarter revenue over the prior year, driven by 15% growth in retail vehicle revenue.

•	AutoNation was awarded seven Fiat franchises and will be the biggest Fiat dealer in the U.S.

•

Third quarter EPS from continuing operations was $0.39, an 8% increase compared to $0.36 in the prior year, which included the highly successful Cash for Clunkers program that aided our prior year results by an estimated $0.07 per share.

FORT LAUDERDALE, Fla., (October 28, 2010) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2010 third quarter net income from continuing operations of $59 million, or $0.39 per share, compared to net income from continuing operations of $64 million, or $0.36 per share, for the same period in the prior year, an 8% improvement on a per-share basis.

AutoNation’s 2010 third quarter revenue totaled $3.3 billion, compared to $2.9 billion in the year-ago period, an increase of 13%, driven primarily by stronger new and used retail vehicle revenue which increased 15%. Based on CNW Research data, in the third quarter, total U.S. industry new retail vehicle unit sales decreased 4%. AutoNation’s new vehicle unit sales, on a same store basis, increased 1%.

AutoNation’s 2010 third quarter used retail vehicle revenue increased 31% compared to the year-ago period, as retail unit sales increased 25%. Parts and service revenue increased 6% and finance and insurance revenue increased 18% compared to the third quarter 2009.

Mike Jackson, Chairman and Chief Executive Officer, said, “We delivered strong performance in the third quarter, which was driven by both new and used vehicle unit sales and revenue. We continue to expect full year industry new vehicle unit sales to be in the range of 11.5 million new units.”

AutoNation has three operating segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Chrysler; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, and Nissan; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes, BMW, and Lexus. Segment results for the third quarter were as follows:

•

Domestic - Domestic segment income (1) was $43 million compared to year-ago segment income of $33 million. Third quarter Domestic retail new vehicle unit sales increased 15%. We had a solid performance from our domestic stores, especially Ford and Chevrolet.

•	Import - Import segment income was $51 million compared to year-ago segment income of $63 million. Third quarter Import retail new vehicle unit sales decreased 3%.

•	Premium Luxury - Premium Luxury segment income was $48 million compared to year-ago segment income of $44 million. Third quarter Premium Luxury retail new vehicle unit sales increased 3%.

(1) Segment income is defined as operating income less floorplan interest expense.

AutoNation also announced that it was awarded seven Fiat franchises and will be the biggest Fiat dealer in the U.S., with locations in California, Colorado, Arizona, Washington State, Virginia and Georgia.

For the nine-month period ended September 30, 2010, the Company reported adjusted net income from continuing operations of $179 million or $1.11 per share compared to $154 million or $0.87 per share for the same period in the prior year. Adjusted net income from continuing operations excludes debt refinancing costs of $12 million after-tax, or $0.07 per share, for the nine-month period ended September 30, 2010, and a net benefit of $17 million after-tax, or $0.10 per share, primarily related to a net gain on asset sales and a gain on senior note repurchases, for the prior year period. On a GAAP basis, net income from continuing operations for the nine-month period ended September 30, 2010 was $167 million or $1.04 per share compared to $171 million or $0.96 per share for the prior year period. The Company’s revenue for the nine-month period ended September 30, 2010 totaled $9.2 billion, up 17% compared to $7.9 billion in the prior year.

The third quarter conference call may be accessed by telephone at 888-769-8515 (password: AutoNation). The webcast will be available on AutoNation’s investor relations website at corp.autonation.com/investors under “Webcasts & Presentations.” A playback of the conference call will be available after 1:00 p.m. Eastern Time on October 28, 2010 through November 5, 2010 by calling 866-408-8465 (password 75300.)

About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer. A component of the Standard and Poor’s 500 Index, AutoNation owns and operates 251 new vehicle franchises in 15 states. For additional information, please visit corp.AutoNation.com or www.AutoNation.com.

2

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our expectations for the automotive retail industry, including total industry new vehicle unit sales for 2010, as well as other statements that describe our objectives, goals or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions generally; conditions in the credit markets and changes in interest rates; the success and financial viability of vehicle manufacturers and distributors with which we hold franchises; factors affecting our goodwill and other intangible asset impairment testing; natural disasters and other adverse weather events; restrictions imposed by vehicle manufacturers; the resolution of legal and administrative proceedings; regulatory factors affecting our business; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company has provided reconciliations of these measures to the most directly comparable GAAP measures, which are set forth in the attachments to this release. The Company believes that each of the foregoing non-GAAP financial measures improves the transparency of the Company’s disclosure, provides a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improves the period-to-period comparability of the Company’s results from its core business operations.

3

AUTONATION, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue:
New vehicle	$1,773.3	$1,616.4	$4,890.4	$4,127.3
Used vehicle	812.4	637.1	2,327.7	1,852.6
Parts and service	564.1	530.8	1,648.9	1,595.6
Finance and insurance, net	111.9	95.0	311.9	259.9
Other	12.2	11.7	35.9	36.6

Total revenue	3,273.9	2,891.0	9,214.8	7,872.0

Cost of sales:
New vehicle	1,661.4	1,497.7	4,566.7	3,849.4
Used vehicle	743.2	577.7	2,122.7	1,671.9
Parts and service	318.5	300.2	927.3	897.6
Other	5.4	5.8	15.1	16.4

Total cost of sales	2,728.5	2,381.4	7,631.8	6,435.3

Gross profit	545.4	509.6	1,583.0	1,436.7

Selling, general and administrative expenses	402.9	375.5	1,159.4	1,086.7
Depreciation and amortization	18.7	19.2	57.2	57.9
Franchise rights impairment	—	—	—	1.5
Other expenses (income), net	2.9	(3.1)	4.5	(23.7)

Operating income	120.9	118.0	361.9	314.3

Floorplan interest expense	(10.8)	(7.6)	(30.2)	(26.5)
Other interest expense	(16.1)	(10.2)	(39.8)	(32.5)
Loss on debt extinguishment	—	—	(19.6)	—
Gain on senior note repurchases	—	0.5	—	13.0
Interest income	0.3	0.3	0.8	0.9
Other gains (losses), net	(0.7)	2.2	(1.1)	4.1

Income from continuing operations before income taxes	93.6	103.2	272.0	273.3

Income tax provision	35.1	38.8	104.8	101.9

Net income from continuing operations	58.5	64.4	167.2	171.4

Income (loss) from discontinued operations, net of income taxes	(1.6)	0.6	(7.9)	(35.1)

Net income	$56.9	$65.0	$159.3	$136.3

Diluted earnings (loss) per share:
Continuing operations	$0.39	$0.36	$1.04	$0.96
Discontinued operations	$(0.01)	$0.00	$(0.05)	$(0.20)

Net income	$0.38	$0.36	$0.99	$0.76

Weighted average common shares outstanding	149.6	179.2	161.4	178.4

Common shares outstanding, net of treasury stock, at September 30	148.0	175.6	148.0	175.6

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	$ Variance	% Variance	2010	2009	$ Variance	% Variance
Revenue:
New vehicle	$1,773.3	$1,616.4	$156.9	9.7	$4,890.4	$4,127.3	$763.1	18.5
Retail used vehicle	732.5	558.6	173.9	31.1	2,079.1	1,630.6	448.5	27.5
Wholesale	79.9	78.5	1.4	1.8	248.6	222.0	26.6	12.0

Used vehicle	812.4	637.1	175.3	27.5	2,327.7	1,852.6	475.1	25.6

Parts and service	564.1	530.8	33.3	6.3	1,648.9	1,595.6	53.3	3.3
Finance and insurance, net	111.9	95.0	16.9	17.8	311.9	259.9	52.0	20.0
Other	12.2	11.7	0.5		35.9	36.6	(0.7)

Total revenue	$3,273.9	$2,891.0	$382.9	13.2	$9,214.8	$7,872.0	$1,342.8	17.1

Gross profit:
New vehicle	$111.9	$118.7	$(6.8)	(5.7)	$323.7	$277.9	$45.8	16.5
Retail used vehicle	67.9	57.8	10.1	17.5	196.9	175.7	21.2	12.1
Wholesale	1.3	1.6	(0.3)		8.1	5.0	3.1

Used vehicle	69.2	59.4	9.8	16.5	205.0	180.7	24.3	13.4

Parts and service	245.6	230.6	15.0	6.5	721.6	698.0	23.6	3.4
Finance and insurance	111.9	95.0	16.9	17.8	311.9	259.9	52.0	20.0
Other	6.8	5.9	0.9		20.8	20.2	0.6

Total gross profit	545.4	509.6	35.8	7.0	1,583.0	1,436.7	146.3	10.2

Selling, general and administrative expenses	402.9	375.5	(27.4)	(7.3)	1,159.4	1,086.7	(72.7)	(6.7)

Depreciation and amortization	18.7	19.2	0.5		57.2	57.9	0.7
Franchise rights impairment	—	—	—		—	1.5	1.5
Other expenses (income), net	2.9	(3.1)	(6.0)		4.5	(23.7)	(28.2)

Operating income	120.9	118.0	2.9	2.5	361.9	314.3	47.6	15.1
Floorplan interest expense	(10.8)	(7.6)	(3.2)		(30.2)	(26.5)	(3.7)
Other interest expense	(16.1)	(10.2)	(5.9)		(39.8)	(32.5)	(7.3)
Loss on debt extinguishment	—	—	—		(19.6)	—	(19.6)
Gain on senior note repurchases	—	0.5	(0.5)		—	13.0	(13.0)
Interest income	0.3	0.3	—		0.8	0.9	(0.1)
Other gains (losses), net	(0.7)	2.2	(2.9)		(1.1)	4.1	(5.2)

Income from continuing operations before income taxes	$93.6	$103.2	$(9.6)	(9.3)	$272.0	$273.3	$(1.3)	(0.5)

Retail vehicle unit sales:
New	56,121	54,470	1,651	3.0	153,305	135,761	17,544	12.9
Used	42,904	34,208	8,696	25.4	121,020	101,762	19,258	18.9

	99,025	88,678	10,347	11.7	274,325	237,523	36,802	15.5

Revenue per vehicle retailed:
New	$31,598	$29,675	$1,923	6.5	$31,900	$30,401	$1,499	4.9
Used	$17,073	$16,330	$743	4.5	$17,180	$16,024	$1,156	7.2
Gross profit per vehicle retailed:
New	$1,994	$2,179	$(185)	(8.5)	$2,111	$2,047	$64	3.1
Used	$1,583	$1,690	$(107)	(6.3)	$1,627	$1,727	$(100)	(5.8)
Finance and insurance	$1,130	$1,071	$59	5.5	$1,137	$1,094	$43	3.9

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2010 (%)	2009 (%)	2010 (%)	2009 (%)
Revenue mix percentages:
New vehicle	54.2	55.9	53.1	52.4
Used vehicle	24.8	22.0	25.3	23.5
Parts and service	17.2	18.4	17.9	20.3
Finance and insurance, net	3.4	3.3	3.4	3.3
Other	0.4	0.4	0.3	0.5

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	20.5	23.3	20.4	19.3
Used vehicle	12.7	11.7	13.0	12.6
Parts and service	45.0	45.3	45.6	48.6
Finance and insurance	20.5	18.6	19.7	18.1
Other	1.3	1.1	1.3	1.4

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	6.3	7.3	6.6	6.7
Used vehicle - retail	9.3	10.3	9.5	10.8
Parts and service	43.5	43.4	43.8	43.7
Total	16.7	17.6	17.2	18.3
Selling, general and administrative expenses	12.3	13.0	12.6	13.8
Operating income	3.7	4.1	3.9	4.0

Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	73.9	73.7	73.2	75.6
Operating income	22.2	23.2	22.9	21.9

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Segment Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	$ Variance	% Variance	2010	2009	$ Variance	% Variance
Revenue:
Domestic	$1,102.6	$905.6	$197.0	21.8	$3,048.7	$2,504.2	$544.5	21.7
Import	1,275.1	1,187.4	87.7	7.4	3,523.9	3,073.0	450.9	14.7
Premium luxury	863.3	775.3	88.0	11.4	2,546.3	2,213.3	333.0	15.0
Corporate and other	32.9	22.7	10.2	44.9	95.9	81.5	14.4	17.7

Total revenue	$3,273.9	$2,891.0	$382.9	13.2	$9,214.8	$7,872.0	$1,342.8	17.1

*Segment income (loss)
Domestic	$42.5	$32.9	$9.6	29.2	$115.9	$79.6	$36.3	45.6
Import	51.3	62.9	(11.6)	(18.4)	153.6	134.1	19.5	14.5
Premium luxury	47.7	43.5	4.2	9.7	142.8	127.3	15.5	12.2
Corporate and other	(31.4)	(28.9)	(2.5)		(80.6)	(53.2)	(27.4)

Total segment income	110.1	110.4	(0.3)	(0.3)	331.7	287.8	43.9	15.3

Add: Floorplan interest expense	10.8	7.6	3.2		30.2	26.5	3.7

Operating income	$120.9	$118.0	$2.9	2.5	$361.9	$314.3	$47.6	15.1

* Segment income (loss) is defined as operating income less floorplan interest expense

Retail new vehicle unit sales:
Domestic	17,635	15,283	2,352	15.4	47,762	38,957	8,805	22.6
Import	29,858	30,792	(934)	(3.0)	80,676	74,008	6,668	9.0
Premium luxury	8,628	8,395	233	2.8	24,867	22,796	2,071	9.1

	56,121	54,470	1,651	3.0	153,305	135,761	17,544	12.9

Brand Mix - New Vehicle Retail Units Sold	Three Months Ended September 30,		Nine Months Ended September 30,
	2010 (%)	2009 (%)	2010 (%)	2009 (%)
Domestic:
Ford, Lincoln-Mercury	17.2	14.4	16.9	14.4
Chevrolet, Pontiac, Buick, Cadillac, GMC	11.4	11.1	11.7	11.1
Chrysler, Jeep, Dodge	2.8	2.6	2.6	3.2

Domestic total	31.4	28.1	31.2	28.7

Import:
Honda	12.7	14.9	13.6	14.9
Toyota	20.9	20.9	19.5	20.3
Nissan	12.3	14.1	12.5	12.5
Other imports	7.3	6.6	7.0	6.8

Import total	53.2	56.5	52.6	54.5

Premium Luxury:
Mercedes	7.4	7.5	7.8	8.1
BMW	4.4	4.2	4.5	4.5
Lexus	2.2	2.3	2.5	2.5
Other premium luxury (Land Rover, Porsche)	1.4	1.4	1.4	1.7

Premium Luxury total	15.4	15.4	16.2	16.8

	100.0	100.0	100.0	100.0

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Capital Expenditures / Stock and Debt Repurchases	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Capital expenditures	$40.0	$6.4	$80.3	$40.5

Acquisitions	$60.6	$—	$73.1	$0.2

Proceeds from exercises of stock options	$24.5	$13.7	$30.1	$23.5

Senior note repurchases (aggregate principal)	$—	$10.4	$—	$88.4

Stock repurchases:

Aggregate purchase price	$55.0	$66.1	$506.6	$66.1

Shares repurchased (in millions)	2.9	3.7	25.9	3.7

Floorplan Assistance and Expense	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	Variance	2010	2009	Variance
Floorplan assistance earned (included in cost of sales)	$14.8	$13.7	$1.1	$41.2	$34.5	$6.7
Floorplan interest expense (new vehicles)	(10.1)	(7.0)	(3.1)	(28.6)	(24.9)	(3.7)

Net new vehicle inventory carrying benefit	$4.7	$6.7	$(2.0)	$12.6	$9.6	$3.0

Balance Sheet and Other Highlights	September 30, 2010	December 31, 2009	September 30, 2009
Cash and cash equivalents	$84.5	$173.5	$204.3
Inventory	$1,739.8	$1,392.8	$1,150.8
Total floorplan notes payable	$1,632.8	$1,374.6	$1,052.7
Non-vehicle debt	$1,380.6	$1,112.6	$1,114.4
Equity	$2,005.2	$2,303.2	$2,311.3

New days supply (industry standard of selling days, including fleet)	57 days	55 days	48 days

Used days supply (trailing 30 days)	46 days	41 days	48 days

Key Credit Agreement Covenant Compliance Calculations

Ratio of funded indebtedness/
Adjusted EBITDA		2.64
Covenant	less than	3.25

Ratio of funded indebtedness including floorplan/
Total capitalization including floorplan		46.1%
Covenant	less than	60.0%

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Comparable Basis Reconciliations*

	Three Months Ended September 30,
	Net Income		Diluted Earnings Per Share**
	2010	2009	2010	2009
As reported	$56.9	$65.0	$0.38	$0.36

Discontinued operations, net of income taxes	1.6	(0.6)	$0.01	$(0.00)

From continuing operations, as reported	58.5	64.4	$0.39	$0.36

Adjusted	$58.5	$64.4	$0.39	$0.36

	Nine Months Ended September 30,
	Net Income		Diluted Earnings Per Share**
	2010	2009	2010	2009
As reported	$159.3	$136.3	$0.99	$0.76

Discontinued operations, net of income taxes	7.9	35.1	$0.05	$0.20

From continuing operations, as reported	167.2	171.4	$1.04	$0.96

Loss on debt extinguishment	12.1	—	$0.07	$—
Net gain on asset sales and dispositions	—	(9.6)	$—	$(0.05)
Gain on senior note repurchases	—	(8.1)	$—	$(0.05)
Property and other impairments	—	0.7	$—	$0.00

Adjusted	$179.3	$154.4	$1.11	$0.87

*	Please refer to the "Non-GAAP Financial Measures" section of the Press Release.

**	Earnings per share amounts are calculated discretely and therefore may not add up to the total.

AUTONATION, INC.

UNAUDITED SAME STORE DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2010	2009	$ Variance	% Variance	2010	2009	$ Variance	% Variance
Revenue:
New vehicle	$1,743.1	$1,616.4	$126.7	7.8	$4,842.9	$4,117.9	$725.0	17.6
Retail used vehicle	722.0	558.6	163.4	29.3	2,058.6	1,623.0	435.6	26.8
Wholesale	75.2	78.5	(3.3)	(4.2)	240.6	220.0	20.6	9.4

Used vehicle	797.2	637.1	160.1	25.1	2,299.2	1,843.0	456.2	24.8
Parts and service	552.3	530.8	21.5	4.1	1,627.3	1,591.0	36.3	2.3
Finance and insurance, net	110.1	95.0	15.1	15.9	309.4	259.2	50.2	19.4
Other	11.9	11.7	0.2		35.2	35.1	0.1

Total revenue	$3,214.6	$2,891.0	$323.6	11.2	$9,114.0	$7,846.2	$1,267.8	16.2

Gross profit:
New vehicle	$109.5	$118.8	$(9.3)	(7.8)	$320.1	$277.9	$42.2	15.2
Retail used vehicle	66.7	57.8	8.9	15.4	194.9	174.4	20.5	11.8
Wholesale	1.3	1.6	(0.3)		8.0	5.1	2.9

Used vehicle	68.0	59.4	8.6	14.5	202.9	179.5	23.4	13.0
Parts and service	240.3	230.8	9.5	4.1	712.1	696.5	15.6	2.2
Finance and insurance	110.1	95.0	15.1	15.9	309.4	259.2	50.2	19.4
Other	6.7	6.1	0.6		20.5	19.8	0.7

Total gross profit	$534.6	$510.1	$24.5	4.8	$1,565.0	$1,432.9	$132.1	9.2

Retail vehicle unit sales:
New	54,892	54,470	422	0.8	151,601	135,456	16,145	11.9
Used	42,240	34,208	8,032	23.5	119,844	101,193	18,651	18.4

	97,132	88,678	8,454	9.5	271,445	236,649	34,796	14.7

Revenue per vehicle retailed:
New	$31,755	$29,675	$2,080	7.0	$31,945	$30,400	$1,545	5.1
Used	$17,093	$16,330	$763	4.7	$17,177	$16,039	$1,138	7.1

Gross profit per vehicle retailed:
New	$1,995	$2,181	$(186)	(8.5)	$2,111	$2,052	$59	2.9
Used	$1,579	$1,690	$(111)	(6.6)	$1,626	$1,723	$(97)	(5.6)
Finance and insurance	$1,134	$1,071	$63	5.9	$1,140	$1,095	$45	4.1

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2010 (%)	2009 (%)	2010 (%)	2009 (%)
Revenue mix percentages:
New vehicle	54.2	55.9	53.1	52.5
Used vehicle	24.8	22.0	25.2	23.5
Parts and service	17.2	18.4	17.9	20.3
Finance and insurance, net	3.4	3.3	3.4	3.3
Other	0.4	0.4	0.4	0.4

	100.0	100.0	100.0	100.0

Gross profit mix percentages:
New vehicle	20.5	23.3	20.5	19.4
Used vehicle	12.7	11.6	13.0	12.5
Parts and service	44.9	45.2	45.5	48.6
Finance and insurance	20.6	18.6	19.8	18.1
Other	1.3	1.3	1.2	1.4

	100.0	100.0	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	6.3	7.3	6.6	6.7
Used vehicle - retail	9.2	10.3	9.5	10.7
Parts and service	43.5	43.5	43.8	43.8
Total	16.6	17.6	17.2	18.3